Exhibit 4.1

Execution Version

FIRST SUPPLEMENTAL INDENTURE

First Supplemental Indenture (this “Supplemental Indenture”), dated as of November 2, 2026, is among Haley R. SWD, LLC, Horus Infrastructure IA LLC, Los Tios Land and Cattle LLC, OWL Acquisition Company, LLC, OWL Allgood Water, LLC, OWL AssetCo 1, LLC, OWL Black Lake SWD, LLC, OWL Bobcat SWD, LLC, OWL Brininstool SWD, LLC, OWL Carpenter, LLC, OWL Chaparral SWD, LLC, OWL Cities Federal SWD, LLC, OWL Copeland SWD, LLC, OWL Danish Flats, LLC, OWL Douglas, LLC, OWL ETX/LA, LLC, OWL Jenkins SWD, LLC, OWL Keystone SWD, LLC, OWL Lea County, LLC, OWL Ludlow, LLC, OWL Madera SWD, LLC, OWL McCloy SWD #1, LLC, OWL Mills SWD, LLC, OWL Oasis SWD, LLC, OWL Parks Bell SWD, LLC, OWL Permian, LLC, OWL Permian Pipeline, LLC, OWL Pinedale, LLC, OWL Powder Pipeline, LLC, OWL Pumpkin Buttes, LLC, OWL Red Hills Gathering, LLC, OWL Rockies, LLC, OWL Roy SWD, LLC, OWL Smith Ranch SWD, LLC, OWL SOAL SWD, LLC, OWL SWD Atlas, LLC, OWL SWD Development, LLC, OWL SWD Operating, LLC, OWL SWD Operating 2, LLC, OWL Topeka SWD, LLC, OWL Tophat SWD, LLC, OWL True Grit SWD, LLC, OWL Wamsutter, LLC, OWL Westbrook SWD, LLC, OWL Western Gravel and Disposal, LLC, OWL WestWater, LLC, Pilot Water Gathering Delaware LLC, Pilot Water Gathering Delaware Investments LLC, Pilot Water Solutions LLC, Pilot Water Solutions Permian LLC, Pilot Water Solutions SWD LLC and PWSP OpCo II LLC (each, a “Guaranteeing Subsidiary” and, collectively, the “Guaranteeing Subsidiaries”), Select Water Holdings LLC (the “Company”), the other Guarantors (as defined in the Indenture referred to herein) and U.S. Bank Trust Company, National Association, as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Company and the initial Guarantors have heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of October 21, 2026 providing for the issuance of the Company’s 7.625% Senior Notes due 2034 (the “Notes”);

WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which each Guaranteeing Subsidiary shall guarantee all of the Company’s Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Note Guarantee”); and

WHEREAS, pursuant to Section 9.01(7) of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiaries, the other Guarantors, the Company and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1.            Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2.            Agreement to Guarantee. Each Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Note Guarantee and the Indenture, including but not limited to Article 10 thereof.

3.            No Recourse Against Others. No past, present or future director, officer, partner, member, employee, incorporator, manager, unit holder or other owner of an Equity Interest of any Guaranteeing Subsidiary, as such, shall have any liability for any obligations of the Company or the Guarantors under the Notes, any Note Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes and the Note Guarantees.

4.            NEW YORK LAW TO GOVERN. THE LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE.

5.            Counterparts; Electronic Signatures. This Supplemental Indenture shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”); (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the Uniform Commercial Code or other Signature Law due to the character or intended character of the writings.

6.            Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

7.           The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries, the other Guarantors and the Company.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

EACH AS A GUARANTEEING SUBSIDIARY:

HALEY R. SWD, LLC
HORUS INFRASTRUCTURE IA LLC
LOS TIOS LAND AND CATTLE LLC
OWL ACQUISITION COMPANY, LLC
OWL ALLGOOD WATER, LLC
OWL ASSETCO 1, LLC
OWL BLACK LAKE SWD, LLC
OWL BOBCAT SWD, LLC
OWL BRININSTOOL SWD, LLC
OWL CARPENTER, LLC
OWL CHAPARRAL SWD, LLC
OWL CITIES FEDERAL SWD, LLC
OWL COPELAND SWD, LLC
OWL DANISH FLATS, LLC
OWL DOUGLAS, LLC
OWL ETX/LA, LLC
OWL JENKINS SWD, LLC
OWL KEYSTONE SWD, LLC
OWL LEA COUNTY, LLC
OWL LUDLOW, LLC
OWL MADERA SWD, LLC
OWL MCCLOY SWD #1, LLC
OWL MILLS SWD, LLC
OWL OASIS SWD, LLC
OWL PARKS BELL SWD, LLC
OWL PERMIAN, LLC
OWL PERMIAN PIPELINE, LLC
OWL PINEDALE, LLC
OWL POWDER PIPELINE, LLC
OWL PUMPKIN BUTTES, LLC
OWL RED HILLS GATHERING, LLC
OWL ROCKIES, LLC
OWL ROY SWD, LLC
OWL SMITH RANCH SWD, LLC
OWL SOAL SWD, LLC
OWL SWD ATLAS, LLC
OWL SWD DEVELOPMENT, LLC

By:	/s/ Christopher K. George
Name:	Christopher K. George
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to the Supplemental Indenture]

OWL SWD OPERATING, LLC
OWL SWD OPERATING 2, LLC
OWL TOPEKA SWD, LLC
OWL TOPHAT SWD, LLC
OWL TRUE GRIT SWD, LLC
OWL WAMSUTTER, LLC
OWL WESTBROOK SWD, LLC
OWL WESTERN GRAVEL AND DISPOSAL, LLC
OWL WESTWATER, LLC
PILOT WATER GATHERING DELAWARE LLC
PILOT WATER GATHERING DELAWARE INVESTMENTS LLC
PILOT WATER SOLUTIONS LLC
PILOT WATER SOLUTIONS PERMIAN LLC
PILOT WATER SOLUTIONS SWD LLC
PWSP OPCO II LLC

By:	/s/ Christopher K. George
Name:	Christopher K. George
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to the Supplemental Indenture]

ISSUER:

SELECT WATER HOLDINGS LLC

By:	/s/ Christopher K. George
Name:	Christopher K. George
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to the Supplemental Indenture]

EXISTING GUARANTORS:

SELECT WATER SOLUTIONS, LLC
NUVERRA TOTAL SOLUTIONS, LLC
NUVERRA OHIO DISPOSAL LLC
AFFIRM OILFIELD SERVICES, LLC
HECKMANN WATER RESOURCES, LLC
HECKMANN WATER RESOURCES (CVR), LLC
BADLANDS POWER FUELS, LLC (DE)
BREAKWATER ENERGY SERVICES, LLC

BY: SELECT WATER HOLDINGS LLC, its Sole Member

By:	/s/ Christopher K. George
Name:	Christopher K. George
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to the Supplemental Indenture]

BREAKWATER ENERGY PARTNERS, LLC

BY: BREAKWATER ENERGY SERVICES, LLC, its Sole Member
BY: SELECT WATER HOLDINGS LLC, its Sole Member

By:	/s/ Christopher K. George
Name:	Christopher K. George
Title:	Executive Vice President and Chief Financial Officer

BREAKWATER MIDSTREAM, LLC

BY: BREAKWATER ENERGY PARTNERS, LLC, its Sole Member
BY: BREAKWATER ENERGY SERVICES, LLC, its Sole Member
BY: SELECT WATER HOLDINGS LLC, its Sole Member

By:	/s/ Christopher K. George
Name:	Christopher K. George
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to the Supplemental Indenture]

BIG SPRING RECYCLING SYSTEM, LLC

BY: BREAKWATER MIDSTREAM, LLC, its Sole Member
BY: BREAKWATER ENERGY PARTNERS, LLC, its Sole Member
BY: BREAKWATER ENERGY SERVICES, LLC, its Sole Member
BY: SELECT WATER HOLDINGS LLC, its Sole Member

By:	/s/ Christopher K. George
Name:	Christopher K. George
Title:	Executive Vice President and Chief Financial Officer

BADLANDS POWER FUELS, LLC (ND)
LANDTECH ENTERPRISES, L.L.C.
IDEAL OILFIELD DISPOSAL, LLC

BY: BADLANDS POWER FUELS, LLC, its Sole Member
BY: SELECT WATER HOLDINGS LLC, its Sole Member

By:	/s/ Christopher K. George
Name:	Christopher K. George
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to the Supplemental Indenture]

1960 WELL SERVICES, LLC

BY: HECKMANN WATER RESOURCES (CVR), LLC, its Sole Member
BY: SELECT WATER HOLDINGS LLC, its Sole Member

By:	/s/ Christopher K. George
Name:	Christopher K. George
Title:	Executive Vice President and Chief Financial Officer

CLEARWATER THREE, LLC
CLEARWATER FIVE, LLC
CLEARWATER SOLUTIONS, LLC

BY: NUVERRA OHIO DISPOSAL LLC, its Sole Member
BY: SELECT WATER HOLDINGS LLC, its Sole Member

By:	/s/ Christopher K. George
Name:	Christopher K. George
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to the Supplemental Indenture]

SELECT CHEMISTRY, LLC
SELECT AGUA LIBRE MIDSTREAM, LLC
MALLARD MIDSTREAM, LLC
TRINITY ACQUISITION, LLC
GUARD DRILLING MUD DISPOSAL, LLC
BLACKJACK MINERAL INVESTMENTS, LLC
BOBCAT NORTH LIMA, LLC
BUCKHORN DISPOSAL ND, LLC

BY: SELECT WATER SOLUTIONS, LLC, its Sole Member
BY: SELECT WATER HOLDINGS LLC, its Sole Member

By:	/s/ Christopher K. George
Name:	Christopher K. George
Title:	Executive Vice President and Chief Financial Officer

BUCKHORN ENERGY OAKS DISPOSAL SERVICES, LLC
EWS #1 DJ BASIN LLC
EWS #8 DJ BASIN LLC

BY: SELECT WATER SOLUTIONS, LLC, its Sole Manager
BY: SELECT WATER HOLDINGS LLC, its Sole Member

By:	/s/ Christopher K. George
Name:	Christopher K. George
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to the Supplemental Indenture]

TRINITY ENVIRONMENTAL BROKERAGE, L.L.C.
TRINITY ENVIRONMENTAL SWD I, L.L.C.
TRINITY ENVIRONMENTAL SERVICES I, L.L.C.
TRINITY ENVIRONMENTAL MANAGEMENT, LLC

BY: TRINITY ACQUISITION, LLC, its Sole Member
BY: SELECT WATER SOLUTIONS, LLC, its Sole Member
BY: SELECT WATER HOLDINGS LLC, its Sole Member

By:	/s/ Christopher K. George
Name:	Christopher K. George
Title:	Executive Vice President and Chief Financial Officer

SELECT ENERGY SERVICES, LLC

BY: TRINITY ENVIRONMENTAL BROKERAGE, L.L.C., its Sole Member
BY: TRINITY ACQUISITION, LLC, its Sole Member
BY: SELECT WATER SOLUTIONS, LLC, its Sole Member
BY: SELECT WATER HOLDINGS LLC, its Sole Member

By:	/s/ Christopher K. George
Name:	Christopher K. George
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to the Supplemental Indenture]

OAK’S DISPOSAL SERVICES, LLC

BY: BUCKHORN ENERGY OAKS DISPOSAL SERVICES, LLC, its Sole Member
BY: SELECT WATER SOLUTIONS, LLC, its Sole Manager
BY: SELECT WATER HOLDINGS LLC, its Sole Member

By:	/s/ Christopher K. George
Name:	Christopher K. George
Title:	Executive Vice President and Chief Financial Officer

DISHON DISPOSAL, LLC

BY: BUCKHORN DISPOSAL ND, LLC, its Sole Member
BY: SELECT WATER SOLUTIONS, LLC, its Sole Member
BY: SELECT WATER HOLDINGS LLC, its Sole Member

By:	/s/ Christopher K. George
Name:	Christopher K. George
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to the Supplemental Indenture]

ROCKWATER ENERGY SOLUTIONS WATER MANAGEMENT, LLC
CRESCENT COMPANIES, LLC

BY: SELECT CHEMISTRY, LLC, its Sole Member
BY: SELECT WATER SOLUTIONS, LLC, its Sole Member
BY: SELECT WATER HOLDINGS LLC, its Sole Member

By:	/s/ Christopher K. George
Name:	Christopher K. George
Title:	Executive Vice President and Chief Financial Officer

ROCKWATER WEST TX, LLC

BY: ROCKWATER ENERGY SOLUTIONS WATER MANAGEMENT, LLC, its Sole Member
BY: SELECT CHEMISTRY, LLC, its Sole Member
BY: SELECT WATER SOLUTIONS, LLC, its Sole Member
BY: SELECT WATER HOLDINGS LLC, its Sole Member

By:	/s/ Christopher K. George
Name:	Christopher K. George
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to the Supplemental Indenture]

TRUSTEE:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Michael Herberger
Name:	Michael Herberger
Title:	Vice President